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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report Date of Earliest Event Reported: OCTOBER 7, 1999



                             STUDENT ADVANTAGE, INC.
             (Exact Name of Registrant as Specified in Its Charter)



            DELAWARE                  0-26173                 04-3263743
(State or Other Jurisdiction of   (Commission File         (I.R.S. Employer
 Incorporation or Organization)       Number)               Identification
                                                                Number)


            280 SUMMER STREET, BOSTON, MA                    02210
          (Address of Principal Executive Offices)         (Zip Code)




                                 (617) 912-2011
              (Registrant's Telephone Number, Including Area Code)


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ITEM 2:        ACQUISITION OR DISPOSITION OF ASSETS

         On October 7, 1999, SA Acquisition II, Inc. ("SA"), a wholly owned subsidiary of Student Advantage, Inc. (the "Company"), merged into Voice FX Corporation ("FX") pursuant to an Agreement and Plan of Merger by and among the Company, SA and FX, dated September 27, 1999. At the close of the transaction, FX became a wholly-owned subsidiary of the Company.

         Voice FX provides Internet and telephone ("IVR") services to students, primarily grade reporting, transcript ordering and financial aid status reporting.

         All of the outstanding capital stock of FX was converted into the right to receive an aggregate of 430,082 shares of Common Stock, $.01 par value, of the Company and $1.1 million in cash. Additionally the Company assumed outstanding FX stock options, which were converted into options to purchase an aggregate of 59,687 shares of Company Common Stock. The exchange rate used to convert the capital stock and options of FX into Common Stock and options of the Company and cash were determined as a result of arms length negotiation.

         To the best knowledge of the Company, neither the Company, any affiliate, director, officer nor associate of any director or officer of the Company has any material relationship with FX.








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ITEM 7:        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
               INFORMATION AND EXHIBITS



         (a)      Financial Statements of Business Acquired

                  It is impractical to provide the required financial statements at the time of filing of the Current Report on Form 8-K. Required financial statements will be filed on a Form 8-K/A as soon as practicable after the date hereof, but no later than December 21, 1999.

         (b)      Pro Forma Financial Information

                  It is impractical to provide the required financial statements at the time of filing of the Current Report on Form 8-K. Required pro forma financial statements will be filed on a Form 8-K/A as soon as practicable after the date hereof, but no later than December 21, 1999.

         (c)      Exhibits: See Exhibit Index attached hereto.












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                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



October 22, 1999                         STUDENT ADVANTAGE, INC.



                                         By:  /s/ Raymond V. Sozzi, Jr.
                                              --------------------------------
                                              Raymond V. Sozzi, Jr.
                                              President, Chief Executive Officer
                                              and Chairman of the Board of
                                              Directors





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                                  EXHIBIT INDEX



     NUMBER                        DESCRIPTION

      2.1 Agreement and Plan of Merger among Student Advantage, Inc., SA Acquisition II, Inc. and Voice FX Corporation dated September 27, 1999.














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